Prospectus Supplement

October 15, 2010

Morgan Stanley Institutional Fund Trust

Supplement dated October 15, 2010 to the Morgan Stanley Institutional Fund Trust Prospectus dated January 29, 2010 of:

Intermediate Duration Portfolio

The Board of Trustees of the Morgan Stanley Institutional Fund Trust (the "Trust") approved a Plan of Liquidation with respect to the Intermediate Duration Portfolio (the "Portfolio"), a series of the Trust. Pursuant to the Plan of Liquidation, substantially all of the assets of the Portfolio will be liquidated, known liabilities of the Portfolio will be satisfied, the remaining proceeds will be distributed to the Portfolio's shareholders, and all of the issued and outstanding shares of the Portfolio will be redeemed (the "Liquidation"). The Liquidation is expected to occur on or about October 15, 2010. The Portfolio is closed to new investment immediately.

Please retain this supplement for future reference.

  SIFTSPT